UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 1, 2018
ENTERPRISE FINANCIAL SERVICES
CORP
(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec, St. Louis, Missouri (Address of principal executive offices)	63105 (Zip Code)

Registrant's telephone number, including area code
(314) 725-5500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☒   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On November 1, 2018, Enterprise Financial Services Corp, a Delaware corporation (the “Company” or “EFSC”), the parent company of Enterprise Bank & Trust, a Missouri state-chartered trust company with banking powers (“EB&T”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Trinity Capital Corporation, a New Mexico corporation (“Trinity”), the parent company of Los Alamos National Bank, a national banking association (“Los Alamos”), pursuant to which Trinity will merge with and into the Company (the “Merger”). As part of the transaction, Los Alamos will also merge with and into EB&T (the “Bank Merger”). The Merger and the Bank Merger are collectively referred to in this Current Report on Form 8-K as the “Merger.” A copy of the Merger Agreement is included as Exhibit 2.1 to this Current Report on Form 8-K. A summary of the material terms of the Merger Agreement follows.

Merger Consideration
Subject to the terms and conditions of the Merger Agreement, upon consummation of the Merger, each outstanding share of common stock, par value $0.01 per share, of Trinity (“Trinity Common Stock”) will be automatically converted into and exchangeable for the right to receive: (i) $1.84 per share in cash (the “Cash Consideration”); and (ii) 0.1972 shares of the EFSC’s common stock, no par value per share (the “Common Stock”), with cash being paid in lieu of fractional shares (the “Stock Consideration”).

Trinity Stock-Based Awards
Upon consummation of the Merger, each issued and outstanding restricted stock units and other stock-based awards (the “RSU Awards”) granted by Trinity that would vest immediately prior to the effective time of the Merger will be cancelled and the holder will be entitled to receive the Merger Consideration in accordance with the terms of the Merger Agreement. Further, any RSU Awards which are unvested immediately prior to and will not vest upon the consummation of the Merger will be converted into an award consisting of a number of restricted stock units of EFSC’s Common Stock to be calculated in accordance with the terms of the Merger Agreement.

Appointment of Directors
Pursuant to the terms of the Merger Agreement, EFSC is required to take all action necessary to appoint or elect, effective as of the effective time of the Merger, two (2) current Trinity directors, each of whom must be independent with respect to EFSC for purposes of the listing requirements of NASDAQ, and mutually agreeable to EFSC and Trinity, as directors of EFSC; and EB&T is required to take all action necessary to appoint or elect, effective as of the effective time of the Merger, one (1) current Trinity director, mutually agreeable to EB&T and Los Alamos, as director of EB&T. Tony Scavuzzo and James F. Deutsch, each current directors of Trinity will join EFSC’s board of directors (the “EFSC Board”), and James E. Goodwin Jr., Chairman of the board of directors of Trinity and Los Alamos, will join EB&T’s board of directors (the “EB&T Board”).

Each individual will serve until the first annual meeting of shareholders of EFSC and EB&T, respectively, following the effective time of the Merger and until his or her successor is elected and qualified. Subject to the fiduciary duties of the EFSC Board and the EB&T Board, each of EFSC and EB&T is required to include such individuals on the list of nominees for director presented by the respective board of directors and for which the such board of directors will solicit proxies at the first annual meeting of shareholders of EFSC and EB&T, respectively, following the effective time of the Merger.

Representations and Warranties
The Merger Agreement contains customary representations, warranties and covenants from both the Company and Trinity. Among other covenants, Trinity has agreed: (i) to convene and hold a meeting of its shareholders to consider and vote upon the Merger, (ii) that, subject to certain exceptions, the board of directors of Trinity will recommend the approval of the Merger and the Merger Agreement by its shareholders, and (iii) not to solicit alternative third-party acquisition proposals or, subject to certain exceptions, conduct discussions concerning or provide confidential information in connection with any alternative third-party acquisition proposal. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct to the extent provided in the Merger Agreement and the other party having performed in all material respects its obligations under the Merger Agreement.

These representations and warranties were made solely for the benefit of the other party to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to shareholders and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by EFSC or Trinity. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of EFSC or Trinity.

Business Pending the Proposed Transaction
Trinity is required under the Merger Agreement to conduct its business in the ordinary and usual course, consistent with past practice, to use commercially reasonable efforts to preserve its business organization, keep available the present services of its employees and preserve for itself and EFSC the goodwill of the customers of Trinity and others with whom business relations exist.

Conditions to Closing
The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the merger by shareholders of Trinity.

Termination Fee
The Merger Agreement contains provisions that provide for the termination of the Merger Agreement in certain circumstances, and such provisions may require Trinity to pay EFSC a termination fee of $9.5 million, or if terminated upon a material breach, may require the breaching party to pay a liquidated damages fee of $2 million.

Termination
The Merger Agreement may be terminated by mutual written consent of the parties. The Merger Agreement also contains certain termination rights, including, among others, the right of either party to terminate if (i) the Merger shall not have become effective by June 30, 2019 or, if regulatory approvals remain outstanding, by September 30, 2019, (ii) the consummation of the Merger has been enjoined or prohibited, (iii) the Trinity shareholder approval is not obtained, (iv) the other party breaches its representations and covenants and such breach is not cured and would result in the closing conditions not being satisfied. In certain instances, Trinity may have the right to terminate the Merger Agreement, including if: (i) at any time prior to the Trinity shareholder approval being obtained, the Trinity board of directors makes a Company Subsequent Determination with respect to a superior alternative transaction (subject to payment of the termination fee) or (ii) (A) the Average VWAP as of the fifth Trading Day (as defined in the Merger Agreement) immediately preceding the Closing Date is less than 80% of the Initial VWAP (as defined in the Merger Agreement); and (B) the number obtained by dividing the Triggering VWAP (as defined in the Merger Agreement) by the Initial VWAP (rounding to four decimal places) is less than the number obtained by dividing the Final Index Price (as defined in the Merger Agreement) by the Initial Index Price (rounded to four decimal places), minus .20. In certain instances, EFSC may have a right to terminate the Merger Agreement, including if: (i) the board of directors of Trinity makes an adverse change in its recommendation with respect to shareholder adoption of the Merger Agreement or (ii) pre-closing environmental reviews of the real estate of Trinity result in a specified estimated remediation cost.

The foregoing summary of the Merger Agreement is not complete and is qualified in its entirety by reference to the complete text of the definitive agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety.

The Merger Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about EFSC, Trinity or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement.

Voting Agreement

On November 1, 2018, concurrently with the execution of the Merger Agreement and as a material inducement and as additional consideration to EFSC to enter into the Merger Agreement, each of the directors and certain officers of Trinity and principal holders of the Trinity Common Stock entered into a voting agreement (the “Voting Agreement”) with EFSC, pursuant to which they have each agreed, among other things, (i) to vote all shares of Trinity Common Stock over which they have voting control in favor of the approval of the Merger Agreement and the transactions contemplated thereby and (ii) not to transfer any of their shares of Trinity Common Stock except for certain limited purposes described in the Voting Agreement, without the prior written consent of EFSC . The Voting Agreements will terminate automatically in the event that the Merger Agreement is terminated for any reason in accordance with its terms.

The foregoing summary of the Voting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Voting Agreement, which is substantially in the form included as Exhibit A to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and which is incorporated herein by reference in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment to the EFSC Board of Directors
In connection with the Merger, the EFSC Board appointed Tony Scavuzzo to the EFSC Board, effective as of the effective time of the Merger. Mr. Scavuzzo will serve until EFSC’s 2019 annual meeting of stockholders (when he will be nominated for reelection by the stockholders of EFSC).

Tony Scavuzzo, CFA, is a principal at Castle Creek Capital Partners VI, LP and joined the firm in 2009. Mr. Scavuzzo is currently a member of the board of directors of Trinity, Guaranty Federal Bancshares, Inc., MBT Financial Corp., and multiple private banking institutions and serves on various board committees regarding governance, compensation and risk. Prior to joining the Castle Creek Capital, Mr. Scavuzzo worked in an operating role for the Chief Executive Officer at MB Financial Bank (NASDAQ: MBFI) where he was responsible for evaluation of merger and acquisition opportunities and capital investment strategy. Mr. Scavuzzo was formerly Treasurer and member of the Board of Directors for the CFA Society of San Diego and past Chairman of the Finance Committee for the CFA Society of Chicago. Mr. Scavuzzo holds an MBA in Finance, Accounting and Entrepreneurship from the University of Chicago Booth School of Business. He is also a CFA Charterholder.

Additionally, in connection with the Merger, the EFSC Board appointed James F. Deutsch to the EFSC Board, effective as of the effective time of the Merger. Mr. Deutsch will serve until EFSC’s 2019 annual meeting of stockholders (when he will be nominated for reelection by the stockholders of EFSC).

James F. Deutsch is a partner at Patriot Financial Partners, L.P., a private equity firm focused on investing in community banks, thrifts and financial services related companies throughout the United States. Prior to joining Patriot Financial Partners, L.P., Mr. Deutsch served as the President and CEO of Team Capital Bank, a private institution headquartered in Bethlehem, Pennsylvania. He currently serves on the boards of directors of Sterling Bancorp and MBT Financial Corp.

There are no transactions between EFSC and Mr. Scavuzzo or Mr. Deutsch that would be required to be reported under Item 404(a) of Regulation S-K.

Appointment to the EB&T Board of Directors

In connection with the Merger, the EB&T Board will appoint James E. Goodwin, Jr. to the EB&T Board, effective as of the effective time of the Merger.

James E. Goodwin, Jr. serves as the Chairman of the board of directors of Trinity and Los Alamos and has served on their respective boards since 2013. He was a Partner in the firm of PricewaterhouseCoopers LLP ("PwC") and spent 39 years with PWC and its predecessor, Price Waterhouse; he served as a member of the firm's U.S. Board of Partners and Principals and he currently serves on PwC's Retired Partners Committee. He served at PwC in a wide range of U.S. and Global leadership, audit and risk management positions and served as the lead engagement partner on a number of PwC's largest clients. During his career at PwC, Mr. Goodwin worked closely with senior management, boards of directors and audit committees of large multinational companies and his experience provides him with a unique perspective of the complex issues facing businesses. Mr. Goodwin is a graduate of Virginia Polytechnic Institute and State University with a B.S. in Business, major in Accounting and served on the Advisory Board for its College of Business-Department of Accounting and Information Technology. He was a Certified Public Accountant in various states from 1973 until his retirement from PwC in 2009.

There are no transactions between EB&T and Mr. Goodwin that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a copy of the press release issued by the Company on November 1, 2018, announcing the execution of the Merger Agreement and the transactions contemplated thereby. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Also, on November 1, 2018, the Company made available an investor presentation regarding the Merger Agreement. A copy of the investor presentation is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information under Item 7.01 and in Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Securities and Exchange Act of 1934 or under the Securities Act of 1933, except to the extent specifically provided in any such filing.

Item 8.01 Other Events.

For the purposes of Rule 425 under the Securities Act, only that information contained in the press release and presentation furnished herewith as Exhibits 99.1 and 99.2, respectively, relating solely to the proposed merger between the Company and Trinity is being filed under this Item 8.01.

Forward-looking Statements

Certain statements contained in this filing may be considered forward-looking statements. These forward-looking statements may include: statements regarding the Merger, the range of consideration of the Merger and the ability of the parties to consummate the Merger. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. EFSC does not assume any duty and does not undertake to update forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that EFSC anticipated in its forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits of the Merger may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the Merger may not be timely completed, if at all; that prior to the completion of the Merger or thereafter, EFSC’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors and risks referenced from time to time in EFSC’s filings with the Securities and Exchange Commission (the “SEC”). For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction, EFSC will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Trinity, and a Prospectus of EFSC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that will be part of the Registration Statement, as well as any amendments or supplements to those documents, when it becomes available, because they will contain important information about the proposed acquisition.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about EFSC and Trinity, may be obtained at the SEC’s Internet site (http://www.sec.gov).

EFSC and Trinity and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Trinity in connection with the proposed merger. Information about the directors and executive officers of EFSC is set forth in the proxy statement for EFSC’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2018 and as amended by supplements to the proxy statement filed with the SEC on March 14, 2018, March 30, 2018, and April 19, 2018. Information about the directors and executive officers of Trinity is set forth in the proxy statement for Trinity’s 2018 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on April 20, 2018. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number    Description
2.1*        Agreement and Plan of Merger, among Enterprise Financial Services Corp, Enterprise Bank & Trust, Trinity Capital Corporation, and Los Alamos National Bank, dated November 1, 2018.
99.1        Press Release dated November 1, 2018.
99.2        Investor Presentation dated November 1, 2018.

* Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplemental to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date:	November 1, 2018	By:	/s/ Mark G. Ponder
Mark G. Ponder
Senior Vice President and Controller

INDEX TO EXHIBITS

Exhibit
Number    Description
2.1*        Agreement and Plan of Merger, among Enterprise Financial Services Corp, Enterprise Bank & Trust, Trinity Capital Corporation, and Los Alamos National Bank, dated November 1, 2018.
99.1        Press Release dated November 1, 2018.
99.2        Investor Presentation dated November 1, 2018.

* Certain schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplemental to the Securities and Exchange Commission a copy of any omitted schedule upon request.